SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              ________________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  April 18, 2000


                              SEARS, ROEBUCK AND CO.

             (Exact name of registrant as specified in charter)


 New York                      1-416                      36-1750680
(State or Other        (Commission File Number)         (IRS Employer
Jurisdiction of                                       Identification No.)
Incorporation)


3333 Beverly Road, Hoffman Estates, Illinois                     60179
  (Address of principal executive offices)                     (Zip Code)


    Registrant's telephone number, including area code: (847) 286-2500





Item 5.  Other Events.

     On April 18, 2000, the Registrant held an analyst meeting in Hoffman Estates, Illinois. Attached as Exhibit 99 are excerpts from the presentation given at the meeting that contain information regarding the businesses of the Registrant.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

     The Exhibit Index on page E-1 is incorporated herein by reference.




                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    SEARS, ROEBUCK AND CO.



                                    By:   /s/Jeffrey N. Boyer
                                          Jeffrey N. Boyer
                                          Chief Financial Officer



Date: April 18, 2000


                                  EXHIBITS

99. Sears, Roebuck and Co. materials presented at analyst meeting held on April 18, 2000 in Hoffman Estates, Illinois.